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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 3, 2004


                            WESTBRIDGE RESEARCH GROUP
             (Exact Name of Registrant as Specified in Its Charter)


California                            2-92261            95-3769474

(State or Other Jurisdiction       (Commission           (IRS Employer
 of Incorporation)                  File Number)          Identification Number)


                    1150 Joshua Way, Vista, California, 92083
               (Address of principal executive offices) (Zip Code)


Registrant's Telephone Number, Including Area Code: (760) 599-8855


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 2 pages.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

         (b) On October 23, 2004, William Witherspoon, Director and Chairman of the Board of Directors of Westbridge Research Group, vacated the positions held with the Registrant. Mr. Witherspoon advised Registrant of his intention to dedicate his time principally to his family and his other business interests.

         On June 4, 2004, William J. Dale, Director of the Board of Directors of Westbridge Research Group, vacated the position held with the Registrant. Mr. Dale advised Registrant of his intention to dedicate his time principally to his family and his other business interests.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WESTBRIDGE RESEARCH GROUP


Date: November 3, 2004                       By: /S/ CHRISTINE KOENEMANN
                                                 ------------------------------
                                                 Christine Koenemann, President


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